Exhibit 99.2

 South Plains Financial  Fourth Quarter and Year-End 2022  Earnings Presentation  January 26, 2023

 Safe Harbor Statement and Other Disclosures   FORWARD-LOOKING STATEMENTS  This presentation contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains” or the “Company” or “SPFI”) and City Bank (“City Bank” or the “Bank”) may contain, statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to, among other things, the ongoing COVID-19 pandemic, future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, local, regional, national and international economic conditions, the extent of the impact of the COVID-19 pandemic (and any current or future variant thereof), including the impact of actions taken by governmental and regulatory authorities in response to such pandemic, such as the Coronavirus Aid, Relief, and Economic Security Act and subsequent related legislations, and the programs established thereunder, and City Bank’s participation in such programs, volatility of the financial markets, changes in market interest rates, the persistence of the current inflationary environment in the United States and our market areas, the uncertain impacts of quantitative tightening and current and future monetary policies of the Board of Governors of the Federal Reserve System, regulatory considerations, competition and market expansion opportunities, changes in non-interest expenditures or in the anticipated benefits of such expenditures, the receipt of required regulatory approvals, changes in non-performing assets and charge-offs, adequacy of loan loss reserves, changes in tax laws, current or future litigation, regulatory examinations or other legal and/or regulatory actions, the impact of any tariffs, terrorist threats and attacks, acts of war or threats thereof or other pandemics. Due to these and other possible uncertainties and risks, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. For more information about these factors, please see South Plains’ reports filed with or furnished to the U.S. Securities and Exchange Commission (the “SEC”), including South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the SEC, including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.  NON-GAAP FINANCIAL MEASURES  Management believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations and provide both management and investors a more complete understanding of the Company’s financial position and performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Numbers in this presentation may not sum due to rounding.  2

 Today’s Speakers   Curtis C. Griffith Chairman & Chief Executive Officer  Elected to the board of directors of First State Bank of Morton, Texas, in 1972 and employed by it in 1979  Elected Chairman of the First State Bank of Morton board in 1984  Chairman of the Board of City Bank and the Company since 1993  Steven B. Crockett Chief Financial Officer & Treasurer  Appointed Chief Financial Officer in 2015  Previously Controller of City Bank and the Company for 14 and 5 years respectively  Began career in public accounting in 1994 by serving for seven years with a local firm in Lubbock, Texas  Cory T. Newsom President  Entire banking career with the Company focused on lending and operations  Appointed President and Chief Executive Officer of the Bank in 2008  Joined the Board in 2008  3

 Fourth Quarter and Full Year 2022 Highlights  For the full year 2022, the Bank delivered 12.7% loan growth, above the Company’s mid to high single digit guidance   The Bank’s loan portfolio in its major metropolitan markets(2) grew 19.2% to $878.8 million, representing 32% of the Bank’s total loan portfolio  Credit quality remained stable as the ratio of nonperforming assets to total assets was 20 bps in 4Q’22 and in 3Q’22 as compared to 30 bps in 4Q’21  Diligently managed expenses to drive profitability as mortgage banking revenues declined  Remained focused on returning capital to shareholders having repurchased 4.8% of shares outstanding as of December 31, 2021 while distributing $0.46 per share in quarterly dividends in 2022, a 53% increase YoY  2023 strategic priority shift due to a conservative economic outlook prompting prudent management of the balance sheet while taking action on multiple levers to sustain liquidity and profitability   Organic Loan Growth   8.6% Annualized  Loans Held for Investment  (“HFI”) $2.75 B  Net Income   $12.6 M  EPS - Diluted  $0.71  Net Interest Margin (1)  (“NIM”) 3.88%  Average Yield on Loans  5.59%  Return on Average Assets (“ROAA”) 1.27%  Efficiency Ratio   66.4%  4  Source: Company documents  Net interest margin is calculated on a tax-equivalent basis  The Bank defines its “major metropolitan markets” to include Dallas, Houston and El Paso, Texas  Net Income   $58.2 M  EPS - Diluted  $3.23  NIM (1)  3.73%  ROAA  1.47%  Efficiency Ratio   66.8%  Fourth Quarter 2022  Full Year 2022  Organic Loan Growth   12.7%  Total Assets  $3.94 B

 Loan Portfolio  4Q'22 Highlights  Loans HFI increased $57.7 million from 3Q’22, primarily due to organic net loan growth  Organic net loan growth remained relationship-focused, occurring primarily in commercial real estate loans, residential mortgage loans and consumer auto loans, partially offset by a decrease in hotel and agriculture loans  Loans HFI increased $310.5 million from 4Q’21  4Q'22 yield on loans of 5.59%; an increase of 47 bps compared to 3Q’22  Included 12bps for a purchased loan recovery on one credit in the 4Q’22 yield  Total Loans HFI  $ in Millions  Source: Company documents  5

  Attractive Markets Poised for Organic Growth  Note: Tangible book value per share is a non-GAAP measures. See appendix for   the reconciliation to GAAP   El Paso Basin  Dallas / Ft. Worth  Population of 865,000+ people  Adjacent in proximity to Juarez, Mexico’s growing industrial center and an estimated population of 1.5 million people  Home to four universities including The University of Texas at El Paso  Focus on commercial real estate lending  Largest metropolitan statistical area (“MSA”) in Texas. Steadily expanding population that accounts for over 26% of the state’s population  Attractive location for companies interested in relocating to more efficient economic environments   Major U.S. airport hub and large corporations in diversified sectors, including financial services, transportation, energy and technology  Focus on commercial real estate lending  Houston   Second largest MSA in Texas and fifth largest in the nation  Called the “Energy Capital of the World,” the area also boasts the world’s largest medical center and second busiest port in the U.S  Leading corporations across a variety of industries propelling growth through new entrants and diversification  Focus on commercial real estate lending  Lubbock Basin  Population in excess of 320,000 people with major industries in agribusiness, education, and trade among others  Home of Texas Tech University – enrollment of 40,000 students  Focus on community bank approach and expanding local relationships  6

 Metropolitan Loan Growth  4Q'22 Highlights  Loans HFI in our Dallas, Houston and El Paso metro markets increased 13.9% annualized in 4Q’22 as compared to 3Q’22  Loans HFI increased 19.2% in 2022 as compared to 2021 in our MSA’s and represent 32% of total Bank loans at year-end 2022  Expansion of lending team across the Company’s metro markets is driving accelerated loan growth  Existing infrastructure in Dallas, Houston and El Paso can support further growth  New lenders continue to ramp more quickly than anticipated reaching breakeven ahead of plan, on average  Total Metropolitan Loans  $ in Millions  Source: Company documents  7  5.00%

 Loan HFI Portfolio  Loan Mix  Loan Portfolio ($ in millions)     12/31/22  Commercial C&D  $   144.7  Residential C&D      269.1   CRE Owner/Occ.  269.5  Other CRE Non Owner/Occ.     497.3  Multi-Family      161.9   C&I      394.9   Agriculture      147.8   1-4 Family      460.1   Auto      321.5   Other Consumer      81.3            Total  $  2,748.1  Source: Company documents  Fixed vs. Variable Rate   at 12/31/22  8

 Indirect Auto Overview  Indirect Auto Highlights  Indirect auto loans totaled $296.9 million at the end of 4Q’22  Disciplined underwriting approach to selectively grow indirect auto lending portfolio   Strong credit quality in sector positioned for resiliency across economic cycles:  Credit score 690+: $230.9 million  Credit score 635-689: $56.3 million  Credit score below 635: $9.6 million  Loans past due 30+ days: 26bps as of year-end 2022  Indirect Auto Credit Breakdown  Source: Company documents  9  Credit score at origination

 Mortgage Banking Overview  Mortgage Banking Activity  $ in Millions  4Q'22 Highlights  Mortgage loan originations decreased 17.7% in 4Q'22 compared to 3Q’22 as the residential mortgage market continued to slow during the fourth quarter primarily due to higher market interest rates and seasonality  Continued to pivot loan strategy to maintain profitability as mortgage volumes continue to decline  Management believes the Bank’s mortgage banking business is no longer a headwind to financial results at current levels  Mortgage servicing rights – a negative fair value adjustment of $1.3 million in 4Q'22   Source: Company documents  10

 Noninterest Income Overview  Noninterest Income  $ in Millions  4Q'22 Highlights  Noninterest income of $12.7 million, compared to $20.9 million in 3Q’22, was primarily a result of the seasonal decline of $2.0 million in insurance activity and a decrease of $3.5 million in mortgage banking activities revenue   Additionally, 3Q’22 noninterest income benefited from $2.1 million of income from one-time legal settlements   Noninterest income expected to stabilize in the coming quarters as mortgage banking revenues trough   Source: Company documents  11

 Diversified Revenue Stream  Twelve Months Ended December 31, 2022  Total Revenues  $214.6 million  Noninterest Income  $76.1 million  Source: Company documents  12

 Net Interest Income and Margin  Net Interest Income & Margin  $ in Millions  4Q'22 Highlights  Net interest income (“NII”) of $36.3 million, compared to $35.1 million in 3Q’22  4Q’22 NIM of 3.88%, an increase of 18 bps compared to 3Q’22:  $74.4 million growth in average loans outstanding during the fourth quarter  Continued increase in market interest rates during the fourth quarter  Included 9bps for a purchased loan recovery on one credit in the 4Q’22 yield  Source: Company documents  13  3.54%

 Deposit Portfolio  Total Deposits  $ in Millions  4Q'22 Highlights  Total deposits of $3.41 billion at 4Q'22, a decrease of $54.1 million from 3Q’22  Decrease was attributable to increased competition for deposits amid overall deposit outflows in the United States banking system  Cost of interest-bearing deposits increased to 1.52% in 4Q’22 from 0.82% in 3Q’22  Average cost of deposits was 97 bps as compared to 52 bps in 3Q’22  Noninterest-bearing deposits to total deposits was 33.8% was in 4Q'22, compared to 36.5% in 3Q'22  Source: Company documents  14

 Credit Quality  4Q'22 Highlights  Credit Quality Ratios  Net Charge-Offs to Average Loans  ALLL to Total Loans HFI  Source: Company documents  15  The Company recorded a provision for loan losses in 4Q’22 of $248 thousand, compared to a negative provision of $782 thousand in 3Q’22, due to increases in loan balances during the period  Credit metrics in the loan portfolio were stable during the fourth quarter and benefited from further improvements in the hotel segment  Ratio of Allowance for Loan Losses (“ALLL”) to loans HFI was 1.43% at 12/31/22

 Investment Securities  4Q'22 Highlights  Investment Securities totaled $701.7 million at 12/31/2022, a decrease of $10 million from 9/30/2022  Includes a decrease of $11.7 million in the unrealized loss on available for sale securities during 4Q’22, primarily due to longer-term rate decreases in market interest rates during the period   All municipal bonds are in Texas  All MBS, CMO, and Asset Backed securities are U.S. Government or GSE  4Q'22 Securities Composition  $701.7  million  Securities & Cash  $ in Millions  Source: Company documents  16

 Noninterest Expense and Efficiency  Noninterest Expense  $ in Millions  4Q'22 Highlights  Noninterest expense for 4Q’22 decreased $4.7 million from 3Q’22 primarily due to:  Decline of $4.2 million in personnel expense - $1.8 million decrease in insurance commissions and $1.2 million decrease in mortgage commission and related personnel costs; resulting from the decline in insurance and mortgage revenues in the fourth quarter  Reduction of $587 thousand in legal expense during the period  Anticipate noninterest expense to be flat to modestly higher in Q1’23 as compared to Q4’22 given cost inflation across the Bank  Will continue to aggressively manage expenses to drive profitability   Source: Company documents  17

 Balance Sheet Growth and Development  Balance Sheet Highlights  $ in Millions  Tangible Book Value Per Share  Note: Tangible book value per share is a non-GAAP measure. See appendix for the   reconciliation of non-GAAP measures to GAAP   Source: Company documents  18

 Strong Capital Base  Tangible Common Equity to Tangible Assets Ratio  Common Equity Tier 1 Ratio  Tier 1 Capital to Average Assets Ratio  Total Capital to Risk-Weighted Assets Ratio  Source: Company documents  Note: Tangible common equity to tangible assets ratio is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP   19

 SPFI’s Core Purpose and Values Align: Centered on Relationship-Based Business  Our Core Purpose is:   To use the power of relationships to help people succeed and live better  HELP [ALL STAKEHOLDERS] SUCCEED  Employees  great benefits and opportunities to grow and make a difference.  Customers  personalized advice and solutions to achieve their goals.  Partners  responsive, trusted win-win partnerships enabling both parties to succeed together.  Shareholders  share in the prosperity and performance of the Bank.  THE POWER OF RELATIONSHIPS  At SPFI, we build lifelong, trusted relationships so you know you always have someone in your corner that understands you, cares about you, and stands ready to help.   LIVE BETTER  We want to help everyone live better.   At the end of the day, we do what we do to help enhance lives. We create a great place to work, help people achieve their goals, and invest generously in our communities because there’s nothing more rewarding then helping people succeed and live better.   20

 Appendix  21

 Non-GAAP Financial Measures  Source: Company documents  22     For the quarter ended  December 31,  2022     September 30,  2022     June 30,  2022     March 31,  2022     December 31,  2021  Pre-tax, pre-provision income  Net income  $  12,621  $  15,458  $  15,883  $  14,278  $  14,614  Income tax expense  3,421  3,962  4,001  3,527  3,631  Provision for loan losses  248  (782)  -  (2,085)  -  Pre-tax, pre-provision income  $  16,290  $  18,638  $  19,884  $  15,720  $  18,245  As of      December 31,  2022     September 30,  2022     June 30,  2022     March 31,  2022     December 31,  2021  Tangible common equity                                            Total common stockholders’ equity  $  357,014     $  341,799     $  $ 364,222     $  $ 387,068     $  $ 407,427  Less:  goodwill and other intangibles     (23,857)        (24,228)        (24,620)        (25,011)        (25,403)                                               Tangible common equity  $  333,157     $  317,571     $  $ 339,602     $  $ 362,057     $  $ 382,024                                               Tangible assets                                            Total assets  $  3,944,063     $  3,992,690     $  $ 3,974,724     $  $ 3,999,744     $  $ 3,901,855  Less:  goodwill and other intangibles     (23,857)        (24,228)        (24,620)        (25,011)        (25,403)                                               Tangible assets  $  3,920,206     $  3,968,462     $  $ 3,950,104     $  $ 3,974,733     $  $ 3,876,452                                               Shares outstanding     17,027,197        17,064,640        17,417,094        17,673,407        17,760,243                                   Total stockholders’ equity to total assets     9.05%     8.56%     9.16%     9.68%     10.44%  Tangible common equity to tangible assets     8.50%     8.00%     8.60%     9.11%     9.85%  Book value per share  $  20.97  $  20.03  $  20.91  $  21.90  $  22.94  Tangible book value per share  $  19.57  $  18.61  $  19.50  $  20.49  $  21.51